Q1 Fiscal Year 2024 Financial Results Conference Call President & Chief Executive Officer David J. Wilson August 2, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz

© 2023 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expected growth, future sales and EBITDA margins, and future potential to deliver results including revenue guidance, gross margin improvements, and reduction of RSG&A as a percent of revenue; the execution of its strategy and further transformation of the Company with stronger growth, less cyclicality and higher margins, and achievement of certain goals. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of supply chain challenges and inflation, the ability of the Company to scale the organization, achieve its financial targets including revenue and adjusted EBITDA margin, and to execute CMBS and the Core Growth Framework; global economic and business conditions affecting the industries served by the Company and its subsidiaries including COVID-19; the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as current plans, estimates and beliefs. The Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2023 COLUMBUS MCKINNON CORPORATION 3 Continued Execution Delivers Results Solid start to Fiscal 2024 with strong sales and orders Sales increased 7% driven by 6% organic growth y/y from price and volume • Q1 FY24 sales of $235.5 million, up $15.2 million including $2.7 million from montratec® • EMEA/APAC had strength in all product lines; Americas strong in automation & linear motion • Achieved adjusted gross margin of 36.9%, a 100-bps improvement over trailing quarter Strong Orders and Solid Backlog Support FY24 Outlook • Orders up 5% sequentially compared with Q4 FY23 • Orders of $257.0 million results in book-to-bill ratio of 1.1x • Driving to take market share with focus on customer experience while capitalizing on megatrends Executing on Transformation Plan to Drive Growth and Stronger Earnings Power Successfully refinanced debt; paid down $10 million in quarter • Reduced cost of debt and eliminated need to test financial covenant • Net debt leverage ratio(1) 2.9x; expect to be less than 2.5x by end of fiscal year (1) On A financial covenant basis per Amended and Restated Credit Agreement

© 2023 COLUMBUS MCKINNON CORPORATION 4 Operational Performance Continued progress with 80/20 and gross margin expansion Solid Start to FY2024; Expect to Realize 50 to 100 bps Gross Margin Improvement Annually ADJUSTED GROSS MARGIN PROGRESSION Operating Initiatives • Operational Excellence • Volume/scale/pricing • Product line simplification Strategic Initiatives • Accretive acquisitions • Factory simplification GROSS MARGIN LEVERS 33.7% 35.0% 35.4% 34.1% 36.1% 36.5% 36.9% ~40% FY18 FY19 FY20 FY21 FY22 FY23 Q1 FY24 FY27E

© 2023 COLUMBUS MCKINNON CORPORATION Net Sales Strong Volume Growth in EMEA, APAC, Latin America and Canada Quarter Sales Bridge • U.S.: 5.1% pricing increase and 7.1% volume decrease • Non-U.S.: 1.7% pricing and 16.5% volume increase 5 Q1 sales up 6.7% on constant currency from prior-year $220.3 $231.7 $230.4 $253.8 $235.5 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 ($ in millions) Note: Components may not add to totals due to rounding Quarter ($ in millions) $ Change % Change Fiscal 2023 Sales $ 220.3 Pricing 8.5 3.9% Volume 3.7 1.7% Acquisition 2.7 1.2% Foreign currency translation 0.3 0.1% Total change $ 15.2 6.9% Fiscal 2024 Sales $ 235.5

© 2023 COLUMBUS MCKINNON CORPORATION 6 Gross Profit & Margin Quarter Gross Profit Bridge Continued Sequential Improvement in Margin; Prior Year Benefitted from Inventory Revaluation $82.5 $86.3 $82.0 $91.2 $86.6 37.5% 37.2% 35.6% 35.9% 36.8% 37.5% 37.2% 35.6% 35.9% 36.9% Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Adjusted Gross Margin ($ in millions) Note: Components may not add to totals due to rounding ($ in millions) Quarter Fiscal 2023 Gross Profit $ 82.5 Price, net of material cost inflation 6.5 Acquisition 0.8 Foreign currency translation 0.1 Current year business realignment costs (0.2) Sales volume and mix (1.1) Productivity and other cost changes (2.0) Total change 4.1 Fiscal 2024 Gross Profit $ 86.6

© 2023 COLUMBUS MCKINNON CORPORATION 7 RSG&A $26.2 $25.6 $25.4 $25.3 $25.0 $21.9 $21.4 $25.1 $26.4 $27.4 $5.1 $5.5 $4.8 $5.5 $5.9 $53.2 $52.5 $55.4 $57.2 $58.3 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Selling G&A R&D Q/Q Comparison: • Additional $0.8 million from montratec acquisition Y/Y Comparison: • Incremental $2.5 million of acquisition costs • HQ relocation expenses of $1.2 million • Higher stock compensation costs of $1.3 million • Higher R&D costs of $0.8 million • Offset by lower business realignment costs of $1.5 million Expect Q2 FY24 RSG&A of approximately $58 million including full quarter of montratec On track to deliver ~50 bps improvement annually (1)RSG&A guidance provided August 2, 2023. Excludes business realignment, integration, acquisitions and other one-time costs, unless otherwise noted. Note: Components may not add to totals due to rounding RSG&A as % of sales: 24.8% Excluding $4.1 Million of Non-Operating Costs RSG&A was 23% of Sales ($ in millions) 24.1% 24.1% 22.5%22.7%

© 2023 COLUMBUS MCKINNON CORPORATION 8 Operating Income Y/Y operating income and margin impacted by net non-operating adjustments of $2.6 million • Acquisition deal & integration costs of $2.5 million • HQ relocation of $1.2 million • NA warehouse consolidation $0.1 million • Business realignment costs of ($1.3) million Y/Y adjusted operating income increased $1.2 million • Higher gross profit from higher sales added $4.3 million operating income • Partially offset by higher G&A costs • Prior year benefited 100 bps from inventory revaluation Expect Q2 FY24 amortization expense of approximately $7.5 million including montratec(1) Delivered Adjusted Operating Income Growth of 5% Y/Y Operating Income & Margin Adjusted Operating Income & Margin $24.6 $28.6 $23.5 $29.2 $25.8 11.1% 12.4% 10.2% 11.5% 10.9% Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 $22.8 $27.4 $20.2 $27.5 $21.4 10.4% 11.8% 8.8% 10.8% 9.1% Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 ($ in millions) (1)Guidance on amortization expense provided on August 2, 2023

Earnings Per Share

GAAP Diluted EPS


$0.29
$0.49
$0.42
$0.48
$0.32
Q1 FY23
Q2 FY23
Q3 FY23
Q4 FY23
Q1 FY24

Adjusted EPS


$0.69
$0.73
$0.72
$0.80
$0.62
Q1 FY23
Q2 FY23
Q3 FY23
Q4 FY23
Q1 FY24

Q1 FY24 net income increased 10.5% to $9.3 million, up $0.03 per diluted share y/y

- Prior-year quarter impacted by Investment and FX losses as well as discrete items in tax expense

Adj. net income of $17.9 million in the quarter

Add backs (pre-tax):

- $6.9 million of amortization of intangibles
- $2.6 million acquisition deal & integration costs
- $1.6 million of business realignment & HQ move costs
- $0.1 million NA warehouse consolidation

Guidance:

- FY24 non-GAAP adjusted tax rate: 25%[1]
- Q2 FY24 interest expense: ~$10.0 million[1]
- Q2 FY24 diluted shares outstanding: ~29.0 million[1]

Executing to Deliver Operating Leverage that Offsets Higher Interest and Tax Expense

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© 2023 COLUMBUS MCKINNON CORPORATION

[1]Guidance on tax rate, interest expense, FX and investment losses and number of diluted shares outstanding provided on August 2, 2023

Adjusted EBITDA & ROIC

Adjusted EBITDA and Margin


$140.1
$147.8
$149.4
15.4%
15.8%
15.7%
FY22
FY23
Q1 FY24 TTM

Return on Invested Capital (ROIC)[1]


7.2%
6.7%
6.6%
FY22
FY23
Q1 FY24 TTM

Targeting 21% EBITDA margin in FY2027

- Expect 80/20 initiatives, factory simplification, and operating leverage on increased scale to drive margin expansion

Transforming business with strategic investments

- ROIC is key metric for LTIP compensation of executives
- TTM ROIC reflects higher average capital base driven by timing of acquisitions
- Strategy expected to deliver improved earnings power and ROIC over time

Targeting Double Digit ROIC Over Time

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© 2023 COLUMBUS MCKINNON CORPORATION

(1)ROIC is a non-GAAP measure defined as adjusted income from operations, net of taxes at a 25% normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. Prior year periods have been adjusted to the 25% tax rate.

© 2023 COLUMBUS MCKINNON CORPORATION $86.6 $35.8 $71.0 $62.6 951% 121% 147% 127% FY21 FY22 FY23 Q1 FY24 TTM 11 Free Cash Flow & Conversion (2) Cash Flow Note: Components may not add to totals due to rounding Three Months Ended 6/30/23 6/30/22 Net cash provided by (used for) operating activities $ (17.2) $ (11.2) CapEx 5.3 3.0 Free cash flow (FCF) $ (22.5) $ (14.1) (1)Capital expenditure guidance provided August 2, 2023. (2)See Supplemental Slides for the definition of free cash flow, free cash flow conversion reconciliation and other disclaimers regarding non-GAAP information. First quarter cash from operations impacted by increase in working capital • Working capital usage included inventory investments, accounts receivable timing and annual bonus payments FY24 CapEx expected to be $30 million to $40 million (1) • Investments enable factory simplification, productivity and lower cost center of excellence Expect FCF Conversion of Approximately 90% to 100% in FY2024 ($ in millions)

Capital Structure

($ in millions)

CAPITALIZATION	June 30, 2023	March 31, 2023
Cash and cash equivalents	$ 107.0	$ 133.2
Total debt	579.8	471.6
Total net debt	472.8	338.4
Shareholders' equity	847.0	833.8
Total capitalization	$ 1,426.7	$ 1,305.4
Debt/total capitalization	40.6%	36.1%
Net debt/net total capitalization	35.8%	28.9%

Note: Components may not add to totals due to rounding

Net debt leverage ratio of ~2.9x[1]

- Plan to continue to pay down debt and grow EBITDA
  - Expect net leverage of <2.5x by end of fiscal year

Paid down $10 million in debt in Q1 FY24

- Expect to pay down a total of $40 million in FY24

Refinanced Debt: Lower cost and improved flexibility

- Increased Term Loan B by $75 million; matures May 2028
- Added ABL with accounts receivable that matures June 2026; up to $55 million capacity
- ~65% of Term Loan B debt is currently hedged at 3-month SOFR swap rate of ~2.8% including credit spread adjustment

Financial flexibility with $267 million of liquidity

Capital Priorities are Focused on Organic Growth and Debt Reduction

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© 2023 COLUMBUS MCKINNON CORPORATION

(1) On a financial covenant basis per Amended and Restated Credit Agreement

© 2023 COLUMBUS MCKINNON CORPORATION 13 Strong Sequential Order Growth Record Backlog of $355.3 million Orders and Backlog • Orders up 5% sequentially with strong demand in North America • Excluding montratec, precision conveyance orders grew 28% sequentially • Industrial automation megatrend driving demand • Prior-year period benefitted from timing of distributors’ pre-purchases • Strong pipeline of quotation activity $267.1 $222.1 $215.0 $246.0 $257.0 1.21x 0.96x 0.93x 0.97x 1.09x Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Orders Book:Bill (1)Long term backlog is expected to ship beyond three months $162.8 $161.2 $164.7 $142.0 $177.3 $188.8 $166.6 $164.4 $166.7 $178.0 $351.6 $327.8 $329.1 $308.7 $355.3 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Long Term Backlog Short Term Backlog (1) ($ in millions) Order Strength Over Last Six Months and Strong Backlog Support Growth Plans for FY2024 • Short term backlog grew 7% sequentially • Long-term backlog grew 25% sequentially • montratec added $23.4 million to backlog • Excluding montratec, precision conveyance backlog up 31% vs Q4

© 2023 COLUMBUS MCKINNON CORPORATION 14Executing Strategy to Create a Scalable Enterprise with Top Tier Margin Performance Executing to Deliver Strategic Plan Growth Objectives (1) Revenue guidance provided August 2, 2023, based on current exchange rates Outlook is encouraging • Expect Q2 FY24 net sales of approximately $250 million to $260 million (1) including montratec • FY24 organic growth in low-to-mid single digits; expect to surpass $1 billion in revenue • Executing targeted commercial and customer centric product initiatives • On track for gross margin improvement of 50 bps to 100 bps Advancing 80/20 Product Line Simplification while introducing advancements in offerings • Wire Rope Hoist Generation 2.0 offers precise load control, increased duty cycles, easy trouble shooting and extended component service life • Platforming electric chain and wire rope hoist offering to simplify supply chain and take out costs while providing more features and options for customers to expand addressable market, improve competitiveness and grow sales Focused on execution and transformation strategy • montratec addition a growth catalyst that enhances technology and product offerings in precision conveyance • Expect to achieve FY27 strategic plan objectives with measurable progress in FY24

Q1 Fiscal Year 2024 Financial Results Conference Call President & Chief Executive Officer David J. Wilson August 2, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz

Supplemental Information

© 2023 COLUMBUS MCKINNON CORPORATION 17 Conference Call Playback Info Replay Number: 412-317-6671 passcode: 10180167 Telephone replay available through August 9, 2023 Webcast / PowerPoint / Replay available at investors.cmco.com Transcript, when available, at investors.cmco.com

© 2023 COLUMBUS MCKINNON CORPORATION 18 Adjusted Gross Profit Reconciliation Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company’s gross profit to that of other companies. ($ in thousands) Quarter Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 GAAP gross profit $ 82,519 $ 86,310 $ 82,044 91,218 86,649 Add back (deduct): Business realignment costs — — — — 196 Non-GAAP adjusted gross profit $ 82,519 $ 86,310 $ 82,044 $ 91,218 $ 86,845 Sales $ 220,287 $ 231,740 $ 230,370 $ 253,843 $ 235,492 Gross margin – GAAP 37.5% 37.2% 35.6% 35.9% 36.8% Adjusted gross margin – Non-GAAP 37.5% 37.2% 35.6% 35.9% 36.9%

Adjusted Gross Profit Reconciliation

($ in thousands)	Fiscal Year					TTM
	2019	2020	2021	2022	2023	Q1 FY24
GAAP gross profit	$ 304,997	$ 283,186	$ 220,225	$ 315,730	$ 342,099	$ 346,221
Add back (deduct):						
Product liability settlement	—	—	—	2,850	—	—
Acquisition amortization of backlog	—	—	—	2,100	—	—
Acquisition inventory step-up expense	—	—	—	5,042	—	—
Business realignment costs	286	1,037	830	1,606	—	196
Acquisition deal and integration costs	—	—	—	521	—	—
Factory closures	1,473	2,800	2,671	—	—	—
Insurance settlement	—	(382)	—	—	—	—
Gain on sale of building	—	—	(2,189)	—	—	—
Non-GAAP adjusted gross profit	$ 306,756	$ 286,641	$ 221,537	$ 327,849	$ 342,099	$ 346,417
Sales	$ 876,282	$ 809,162	$ 649,642	$ 906,555	$ 936,240	$ 951,445
Add back:						
Acquisition amortization of backlog	—	—	—	2,100	—	—
Non-GAAP sales	$ 876,282	$ 809,162	$ 649,642	$ 908,655	$ 936,240	$ 951,445
Gross margin – GAAP	34.8%	35.0%	33.9%	34.8%	36.5%	36.4%
Adjusted gross margin – Non-GAAP	35.0%	35.4%	34.1%	36.1%	36.5%	36.4%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

19

Adjusted Income from Operations Reconciliation

($ in thousands)	Quarter					Fiscal Year	
	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	2022	2023
GAAP income from operations	$ 22,817	$ 27,372	$ 20,179	$ 27,469	$ 21,448	$ 73,781	$ 97,841
Add back (deduct):							
Acquisition deal and integration costs	86	19	338	173	2,587	10,473	616
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—
Business realignment costs	1,657	1,233	1,401	848	375	3,902	5,140
Garvey contingent consideration	—	—	1,230	—	—	—	1,230
Product liability settlement	—	—	—	—	—	2,850	—
Headquarter relocation costs	—	—	315	681	1,228	—	996
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
North American warehouse consolidation	—	—	—	—	117	—	—
Non-GAAP adjusted income from operations	$ 24,560	$ 28,624	$ 23,463	$ 29,171	$ 25,755	$ 98,148	$ 105,823
Sales	$ 220,287	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 906,555	$ 936,240
Add back:							
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
Non-GAAP sales	$ 220,287	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 908,655	$ 936,240
Operating margin – GAAP	10.4%	11.8%	8.8%	10.8%	9.1%	8.1%	10.5%
Adjusted operating margin – Non-GAAP	11.1%	12.4%	10.2%	11.5%	10.9%	10.8%	11.3%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company's income from operations to that of other companies.

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Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Quarter					Fiscal Year	
	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	FY 2022	FY 2023
GAAP net income (loss)	$ 8,391	$ 14,114	$ 12,029	$ 13,895	$ 9,275	$ 29,660	$ 48,429
Add back (deduct):							
Amortization of intangibles	6,535	6,447	6,459	6,559	6,877	25,283	26,001
Cost of debt refinancing	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	86	19	338	173	2,587	10,473	616
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—
Business realignment costs	1,657	1,233	1,401	848	375	3,902	5,140
Product liability settlement	—	—	—	—	—	2,850	—
Garvey contingent consideration	—	—	1,230	—	—	—	1,230
Headquarter relocation costs	—	—	315	681	1,228	—	996
Acquisition amortization of backlog	—	—	—	—	—	2,100	—
North American warehouse consolidation	—	—	—	—	117	—	—
Normalize tax rate to 25%[1]	3,269	(938)	(1,123)	975	(2,569)	(13,852)	2,185
Non-GAAP adjusted net income	$ 19,938	$ 20,875	$ 20,649	$ 23,131	$ 17,890	$ 80,261	$ 84,597
Average diluted shares outstanding	28,699	28,748	28,778	28,869	28,906	28,401	28,818
Diluted income (loss) per share – GAAP	$ 0.29	$ 0.49	$ 0.42	$ 0.48	$ 0.32	$ 1.04	$ 1.68
Diluted income per share – Non-GAAP	$ 0.69	$ 0.73	$ 0.72	$ 0.80	$ 0.62	$ 2.83	$ 2.94

[1] Applies normalized tax rate of 25% (22% prior to Q1 FY24) to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as GAAP net income/(loss) and diluted EPS as reported, adjusted for certain items, including amortization of intangible assets, and also adjusted for a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income/(loss) and diluted EPS to the historical periods' net income/(loss) and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income/(loss) and diluted EPS to that of other companies. The Company believes that representing adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

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Adjusted EBITDA Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter					Fiscal Year		TTM
	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	2022	2023	Q1 FY24
GAAP net income (loss)	$ 8,391	$ 14,114	$ 12,029	$ 13,895	$ 9,275	$ 29,660	$ 48,429	$ 49,313
Add back (deduct):								
Income tax expense (benefit)	8,893	4,953	4,701	7,499	3,394	8,786	26,046	20,547
Interest and debt expense	6,203	6,768	7,303	7,668	8,625	20,126	27,942	30,364
Investment (income) loss	430	312	(574)	(483)	(543)	(46)	(315)	(1,288)
Foreign currency exchange (gain) loss	1,203	1,003	(3,359)	(1,037)	483	1,574	(2,189)	(2,910)
Other (income) expense, net	(2,303)	222	79	(73)	214	(1,122)	(2,072)	442
Depreciation and amortization expense	10,469	10,424	10,487	10,567	10,890	41,924	41,947	42,368
Cost of debt refinancing	—	—	—	—	—	14,803	—	—
Acquisition deal and integration costs	86	19	338	173	2,587	10,473	616	3,117
Acquisition inventory step-up expense	—	—	—	—	—	5,042	—	—
Product liability settlement	—	—	—	—	—	2,850	—	—
Business realignment costs	1,657	1,233	1,401	848	375	3,902	5,140	3,857
Acquisition amortization of backlog	—	—	—	—	—	2,100	—	—
North American warehouse consolidation	—	—	—	—	117	—	—	117
Garvey contingent consideration	—	—	1,230	—	—	—	1,230	1,230
Headquarter relocation costs	—	—	315	681	1,228	—	996	2,224
Non-GAAP adjusted EBITDA	$ 35,029	$ 39,048	$ 33,950	$ 39,738	$ 36,645	$ 140,072	$ 147,770	$ 149,381
Sales	$ 220,287	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 906,555	$ 936,240	$ 951,445
Add back:								
Acquisition amortization of backlog	—	—	—	—	—	2,100	-	-
Non-GAAP sales	$ 220,287	$ 231,740	$ 230,370	$ 253,843	$ 235,492	$ 908,655	$ 936,240	$ 951,445
Net income (loss) margin – GAAP	3.8%	6.1%	5.2%	5.5%	3.9%	3.3%	5.2%	5.2%
Adjusted EBITDA margin – Non-GAAP	15.9%	16.8%	14.7%	15.7%	15.6%	15.4%	15.8%	15.7%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

22

Return on Invested Capital (ROIC) Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year 2022	Fiscal Year 2023	TTM Q1 FY24
GAAP income from operations	$ 73,781	$ 97,841	$ 96,468
Add back (deduct):			
Acquisition deal and integration costs	10,473	616	3,117
Acquisition inventory step-up expense	5,042	—	—
Product liability settlement	2,850	—	—
Acquisition amortization of backlog	2,100	—	—
Business realignment costs	3,902	5,140	3,857
Garvey contingent consideration	—	1,230	1,230
Headquarter relocation costs	—	996	2,224
North American warehouse consolidation	—	—	117
Non-GAAP adjusted income from operations	$ 98,148	$ 105,823	$ 107,013
Non-GAAP adjusted income from operations, net of normalized tax rate of 25% (22% prior to FY24)	$ 76,555	$ 82,542	$ 80,259
Trailing five quarter averages:			
Total debt	438,768	491,410	505,120
Total shareholders' equity	701,640	795,410	810,241
Cash and cash equivalents	123,636	100,922	99,243
Net total capitalization	$ 1,016,772	$ 1,185,898	$ 1,216,118
Return on invested capital (ROIC) – Non-GAAP	7.5%	7.0%	6.6%

ROIC is defined as adjusted income from operations, net of taxes at a 25% (22% prior to FY24) normalized rate, for the trailing four quarters divided by the average of debt plus equity less cash (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as ROIC, is important for investors and other readers of the Company's financial statements.

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© 2023 COLUMBUS MCKINNON CORPORATION Free Cash Flow (FCF) & FCF Conversion Reconciliation Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow conversion is defined as free cash flow divided by net income. Free cash flow and free cash flow conversion are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s cash flow to the historical periods’ cash flow, as well as facilitates a more meaningful comparison of the Company’s cash flow to that of other companies. 24 ($ in thousands) Fiscal Year TTM 2022 2023 Q1 FY24 Cash from operations $ 48,881 $ 83,636 $ 77,566 Capital expenditures (13,104) (12,632) (14,952) Free cash flow (FCF) $ 35,777 $ 71,004 $ 62,614 GAAP net income $ 29,660 $ 48,429 $ 49,313 Free cash flow conversion 121% 147% 127%

© 2023 COLUMBUS MCKINNON CORPORATION 25 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 78.0% (Manufacturing) 78.9% (Total) Jun 2023(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 81.2% Q2 2023 (1) Numbers are preliminary

© 2023 COLUMBUS MCKINNON CORPORATION 26 ISM Production Index Source: Institute for Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 46.7% June 2023

Business Model Transformation

Innovation drives strategy and portfolio transformation


Revenue Growth Rate
FY21
Linear Motion & Automation
Lifting Solutions
FY23
Linear Motion 10%
Automation 14%
Specialty Conveying 16%
Lifting Solutions 60%
FUTURE
Specialty Conveying
Linear Motion
Automation
Lifting Solutions
CMCO INTELLIGENT MOTION
EBITDA Margin

Targeting $1.5 Billion In Revenue In Fiscal 2027 And ~21% EBITDA Margin

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© 2023 COLUMBUS MCKINNON CORPORATION

© 2023 COLUMBUS MCKINNON CORPORATION 28 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

Q1 Fiscal Year 2024 Financial Results Conference Call President & Chief Executive Officer David J. Wilson August 2, 2023 Executive VP – Finance & Chief Financial Officer Gregory P. Rustowicz